                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on March 15, 2002 and covers activity from January 26, 2002 through February 24, 2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of March, 2002.



                              AMERICAN EXPRESS TRAVEL RELATED
                              SERVICES COMPANY, INC., as Servicer

                              By:    /s/ Robin Flanagan
                                     --------------------------------
                              Name:  Robin Flanagan
                              Title: Director
                                     CSBS - Forecast & Planning



I.  Monthly Period Trust Activity
-----------------------------------------------------------------------------------------------------------------------------------

A. Trust Activity                                              Trust Totals
-----------------                                              ------------
Number of days in period                                                 30
Beginning Principal Receivable Balance                    18,209,137,946.60
Special Funding Account Balance                                        0.00
Beginning Total Principal Balance                         18,209,137,946.60

Finance Charge Collections (excluding                        237,370,254.67
  Discount Option & Recoveries)
Discount Percentage                                                   2.00%
Discount Option Receivables Collections                       64,698,201.80
Premium Option Receivables Collections                                 0.00
Recoveries                                                    13,454,641.47
Total Collections of Finance Charge Receivables              315,523,097.94
Total Collections of Principal Receivables                 3,170,211,888.23
Monthly Payment Rate                                               17.4100%
Defaulted amount                                             103,651,875.76
Annualized Default Rate                                             6.9540%
Trust Portfolio Yield                                              14.1564%
New Principal Receivables                                  3,199,590,909.20
Ending Principal Receivables Balance                      18,134,865,091.82
Ending Required Minimum Principal Balance                 16,312,150,000.00
Ending Transferor Amount                                   2,889,865,091.82
Ending Special Funding Account Balance                                 0.00
Ending Total Principal Balance                            18,134,865,091.82




B. Series Allocations                                           Series 1997-1      Series 1998-1      Series 1999-1    Series 1999-2
---------------------                                           -------------      -------------      -------------    -------------

Group Number                                                                1                  2                  1                1
Invested Amount                                              1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   500,000,000.00
Adjusted Invested Amount                                     1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   500,000,000.00
Principal Funding Account Balance                                        0.00               0.00               0.00             0.00
Series Required Transferor Amount                               70,000,000.00      70,000,000.00      70,000,000.00    35,000,000.00
Series Allocation Percentage                                            6.56%              6.56%              6.56%            3.28%
Series Alloc. Finance Charge Collections                        20,696,825.05      20,696,825.05      20,696,825.05    10,348,412.53
Series Allocable Recoveries                                        882,560.94         882,560.94         882,560.94       441,280.47
Series Alloc. Principal Collections                            207,950,927.40     207,950,927.40     207,950,927.40   103,975,463.70
Series Allocable Defaulted Amount                                6,799,073.52       6,799,073.52       6,799,073.52     3,399,536.76

B. Series Allocations                        Series 1999-3      Series 1999-4      Series 1999-5      Series 1999-6    Series 2000-1
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                            2                   2                  2                  2                1
Invested Amount                           1,000,000,000.00     500,000,000.00     500,000,000.00     500,000,000.00   500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00     500,000,000.00     500,000,000.00     500,000,000.00   500,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            70,000,000.00      35,000,000.00      35,000,000.00      35,000,000.00    35,000,000.00
Series Allocation Percentage                         6.56%              3.28%              3.28%              3.28%            3.28%
Series Alloc. Finance Charge Collections     20,696,825.05      10,348,412.53      10,348,412.53      10,348,412.53    10,348,412.53
Series Allocable Recoveries                     882,560.94         441,280.47         441,280.47         441,280.47       441,280.47
Series Alloc. Principal Collections         207,950,927.40     103,975,463.70     103,975,463.70     103,975,463.70   103,975,463.70
Series Allocable Defaulted Amount             6,799,073.52       3,399,536.76       3,399,536.76       3,399,536.76     3,399,536.76

B. Series Allocations                        Series 2000-2      Series 2000-3      Series 2000-4      Series 2000-5    Series 2001-1
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             2                  2                  2                  2                2
Invested Amount                             500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Adjusted Invested Amount                    500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            35,000,000.00      70,000,000.00      84,848,540.00      55,151,460.00    52,500,000.00
Series Allocation Percentage                         3.28%              6.56%              7.95%              5.17%            4.92%
Series Alloc. Finance Charge Collections     10,348,412.53      20,696,825.05      25,087,076.98      16,306,573.13    15,522,618.79
Series Allocable Recoveries                     441,280.47         882,560.94       1,069,771.53         695,350.35       661,920.70
Series Alloc. Principal Collections         103,975,463.70     207,950,927.40     252,061,894.02     163,839,960.78   155,963,195.55
Series Allocable Defaulted Amount             3,399,536.76       6,799,073.52       8,241,306.59       5,356,840.44     5,099,305.14

B. Series Allocations                        Series 2001-2      Series 2001-3      Series 2001-4      Series 2001-5    Series 2001-6
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             1                  2                  2                  2                2
Invested Amount                             250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Adjusted Invested Amount                    250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            17,500,000.00      52,500,000.00      50,750,000.00      35,000,000.00    49,000,000.00
Series Allocation Percentage                         1.64%              4.92%              4.76%              3.28%            4.59%
Series Alloc. Finance Charge Collections      5,174,206.26      15,522,618.79      15,005,198.16      10,348,412.53    14,487,777.54
Series Allocable Recoveries                     220,640.23         661,920.70         639,856.68         441,280.47       617,792.66
Series Alloc. Principal Collections          51,987,731.85     155,963,195.55     150,764,422.37     103,975,463.70   145,565,649.18
Series Allocable Defaulted Amount             1,699,768.38       5,099,305.14       4,929,328.30       3,399,536.76     4,759,351.46

B. Series Allocations                        Series 2001-7      Series 2002-1
---------------------                        -------------      -------------

Group Number                                             2                  2
Invested Amount                             650,000,000.00     920,000,000.00
Adjusted Invested Amount                    650,000,000.00     920,000,000.00
Principal Funding Account Balance                     0.00               0.00
Series Required Transferor Amount            45,500,000.00      64,400,000.00
Series Allocation Percentage                         4.26%              6.03%
Series Alloc. Finance Charge Collections     13,452,936.28      19,041,079.05
Series Allocable Recoveries                     573,664.61         811,956.06
Series Alloc. Principal Collections         135,168,102.81     191,314,853.21
Series Allocable Defaulted Amount             4,419,397.79       6,255,147.64




B. Series Allocations                                                                                                    Trust Total
---------------------                                                                                                    -----------

Group Number
Invested Amount                                                                                                    15,245,000,000.00
Adjusted Invested Amount                                                                                           15,245,000,000.00
Principal Funding Account Balance                                                                                               0.00
Series Required Transferor Amount                                                                                   1,067,150,000.00
Series Allocation Percentage                                                                                                    100%
Series Alloc. Finance Charge Collections                                                                              315,523,097.94
Series Allocable Recoveries                                                                                            13,454,641.47
Series Alloc. Principal Collections                                                                                 3,170,211,888.23
Series Allocable Defaulted Amount                                                                                     103,651,875.76




C. Group Allocations
--------------------

1. Group 1 Allocations                                             Series 1997-1   Series 1999-1      Series 1999-2    Series 2000-1
----------------------                                             -------------   -------------      -------------    -------------
Investor Finance Charge Collections                                17,327,733.96   17,327,733.96       8,663,866.98     8,663,866.98

Investor Monthly Interest                                           5,070,479.17    4,486,520.83       2,375,656.25     2,860,135.42
Investor Default Amount                                             5,692,299.99    5,692,299.99       2,846,150.00     2,846,150.00
Investor Monthly Fees                                               1,666,666.67    1,666,666.67         833,333.33       833,333.33
Investor Additional Amounts                                                 0.00            0.00               0.00             0.00
Total                                                              12,429,445.82   11,845,487.49       6,055,139.58     6,539,618.75

Reallocated Investor Finance Charge Collections                    17,327,733.96   17,327,733.96       8,663,866.98     8,663,866.98
Available Excess                                                    4,898,288.13    5,482,246.47       2,608,727.40     2,124,248.23

1. Group 1 Allocations                            Series 2001-2                                                        Group 1 Total
----------------------                            -------------                                                        -------------

Investor Finance Charge Collections                4,331,933.49                                                        56,315,135.36

Investor Monthly Interest                          1,108,765.63                                                        15,901,557.29
Investor Default Amount                            1,423,075.00                                                        18,499,974.97
Investor Monthly Fees                                416,666.67                                                         5,416,666.67
Investor Additional Amounts                                0.00                                                                 0.00
Total                                              2,948,507.29                                                        39,818,198.93

Reallocated Investor Finance Charge Collections    4,331,933.49                                                        56,315,135.36
Available Excess                                   1,383,426.20                                                        16,496,936.44

2. Group 2 Allocations                            Series 1998-1    Series 1999-3   Series 1999-4      Series 1999-5    Series 1999-6
----------------------                            -------------    -------------   -------------      -------------    -------------

Investor Finance Charge Collections               17,327,733.96    17,327,733.96    8,663,866.98       8,663,866.98     8,663,866.98

Investor Monthly Interest                          1,554,583.33     1,610,738.89      815,636.11         843,655.56       829,266.67
Investor Default Amount                            5,692,299.99     5,692,299.99    2,846,150.00       2,846,150.00     2,846,150.00
Investor Monthly Fees                              1,666,666.67     1,666,666.67      833,333.33         833,333.33       833,333.33
Investor Additional Amounts                                0.00             0.00            0.00               0.00             0.00
Total                                              8,913,549.99     8,969,705.55    4,495,119.44       4,523,138.88     4,508,750.00

Reallocated Investor Finance Charge Collections   17,327,733.96    17,327,733.96    8,663,866.98       8,663,866.98     8,663,866.98
Available Excess                                   8,414,183.97     8,358,028.41    4,168,747.54       4,140,728.09     4,155,116.98

2. Group 2 Allocations                            Series 2000-2    Series 2000-3   Series 2000-4      Series 2000-5    Series 2001-1
----------------------                            -------------    -------------   -------------      -------------    -------------

Investor Finance Charge Collections                8,663,866.98    17,327,733.96   21,003,327.54      13,652,140.38    12,995,800.47

Investor Monthly Interest                            815,548.61     1,620,500.00    1,960,696.83       1,271,026.40     1,217,329.17
Investor Default Amount                            2,846,150.00     5,692,299.99    6,899,762.05       4,484,837.93     4,269,224.99
Investor Monthly Fees                                833,333.33     1,666,666.67    2,020,203.33       1,313,130.00     1,250,000.00
Investor Additional Amounts                                0.00             0.00            0.00               0.00             0.00
Total                                              4,495,031.94     8,979,466.66   10,880,662.21       7,068,994.34     6,736,554.16

Reallocated Investor Finance Charge Collections    8,663,866.98    17,327,733.96   21,003,327.54      13,652,140.38    12,995,800.47
Investment Funding Account Proceeds                                                     4,676.04
Available Excess                                   4,168,835.04     8,348,267.30   10,127,341.37       6,583,146.04     6,259,246.31

2. Group 2 Allocations                            Series 2001-3    Series 2001-4   Series 2001-5      Series 2001-6    Series 2001-7
----------------------                            -------------    -------------   -------------      -------------    -------------

Investor Finance Charge Collections               12,995,800.47    12,562,607.12    8,663,866.98      12,129,413.77    11,263,027.07

Investor Monthly Interest                          1,205,108.33     1,170,295.00      829,013.89       1,124,141.67     1,044,250.28
Investor Default Amount                            4,269,224.99     4,126,917.49    2,846,150.00       3,984,609.99     3,699,994.99
Investor Monthly Fees                              1,250,000.00     1,208,333.33      833,333.33       1,166,666.67     1,083,333.33
Investor Additional Amounts                                0.00             0.00            0.00               0.00             0.00
Total                                              6,724,333.33     6,505,545.83    4,508,497.22       6,275,418.33     5,827,578.60

Reallocated Investor Finance Charge Collections   12,995,800.47    12,562,607.12    8,663,866.98      12,129,413.77    11,263,027.07
Investment Funding Account Proceeds
Available Excess                                   6,271,467.14     6,057,061.29    4,155,369.76       5,853,995.44     5,435,448.47




2. Group 2 Allocations                            Series 2002-1                                                        Group 2 Total
----------------------                            -------------                                                        -------------
Investor Finance Charge Collections               15,941,515.24                                                       207,846,168.82

Investor Monthly Interest                          1,165,205.56                                                        19,076,996.29
Investor Default Amount                            5,236,915.99                                                        68,279,138.39
Investor Monthly Fees                              1,533,333.33                                                        19,991,666.67
Investor Additional Amounts                                0.00                                                                 0.00
Total                                              7,935,454.88                                                       107,347,801.34

Reallocated Investor Finance Charge Collections   15,941,515.24                                                       207,846,168.82
Investment Funding Account Proceeds                                                                                         4,676.04
Available Excess                                   8,006,060.36                                                       100,503,043.53

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                              256,071,544
61-90 Days Delinquent:                              149,055,036
90+ Days Delinquent:                                232,247,515
Total 30+ Days Delinquent:                          637,374,095






II. Series 1997-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series               Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations              Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount          1,194,433,450.09          1,000,000,000.00        194,433,450.09
Beginning Adjusted Invested Amount                          N/A          1,000,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           20,696,825.05             17,327,733.96          3,369,091.10
Collections of Principal Receivables             207,950,927.40            174,100,053.36         33,850,874.04
Defaulted Amount                                   6,799,073.52              5,692,299.99          1,106,773.53

Ending Invested / Transferor Amounts           1,189,561,501.60          1,000,000,000.00        189,561,501.60


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00


Coupon February 15, 2002 to March 14, 2002              6.4000%                   6.5500%               2.2225%
Monthly Interest Due                               4,613,333.33                327,500.00            129,645.83        5,070,479.17
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                 4,613,333.33                327,500.00            129,645.83        5,070,479.17
Investor Default Amount                            4,923,839.49                341,538.00            426,922.50        5,692,299.99
Investor Monthly Fees Due                          1,441,666.67                100,000.00            125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                         10,978,839.49                769,038.00            681,568.33       12,429,445.82

Reallocated Investor Finance Charge Collections                                                                       17,327,733.96
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   8.7824%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   865,000,000.00             60,000,000.00         75,000,000.00    1,000,000,000.00
Interest Distributions                             4,613,333.33                327,500.00            129,645.83        5,070,479.17
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                4,613,333.33                327,500.00            129,645.83        5,070,479.17
Ending Certificates Balance                      865,000,000.00             60,000,000.00         75,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $5.33

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $5.33

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $5.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $5.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $129,645.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $129,645.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $14,988,489.87

          a.   Class A Monthly Interest:                          $4,613,333.33
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $4,923,839.49
          e.   Excess Spread:                                     $5,451,317.05

     2.   Class B Available Funds:                                $1,039,664.04

          a.   Class B Monthly Interest:                            $327,500.00
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $712,164.04

     3.   Collateral Available Funds:                             $1,299,580.05

          a.   Excess Spread:                                     $1,299,580.05

     4.   Total Excess Spread:                                    $7,463,061.13

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 1997-1 Allocable Principal
          Collections:                                          $207,950,927.40

     3.   Principal Allocation Percentage of
          Series 1997-1 Allocable Principal
          Collections:                                          $174,100,053.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00


     5.   Item 3 minus item 4:                                  $174,100,053.36

     6.   Shared Principal Collections from other
          Series allocated to Series 1997-1:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $5,692,299.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $179,792,353.36

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $75,000,000.00

     2.   Required Collateral Invested Amount                    $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $179,792,353.36

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

     1.   Excess Spread:                                          $7,463,061.13
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $341,538.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $129,645.83
     9.   Applied to unpaid Monthly Servicing Fee:                $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $426,922.50
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $4,898,288.13

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   8.7824%
          b.   Prior Monthly Period                                     7.9467%
          c.   Second Prior Monthly Period                              8.4890%

     2.   Three Month Average Base Rate                                 8.4060%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



III. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series               Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations              Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount          1,194,433,450.09          1,000,000,000.00        194,433,450.09
Beginning Adjusted Invested Amount                          N/A          1,000,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           20,696,825.05             17,327,733.96          3,369,091.10
Collections of Principal Receivables             207,950,927.40            174,100,053.36         33,850,874.04
Defaulted Amount                                   6,799,073.52              5,692,299.99          1,106,773.53

Ending Invested / Transferor Amounts           1,189,561,501.60          1,000,000,000.00        189,561,501.60


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              1.9375%                   2.0975%               2.4475%
Monthly Interest Due                               1,243,229.17                130,511.11            180,843.06        1,554,583.33
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                 1,243,229.17                130,511.11            180,843.06        1,554,583.33
Investor Default Amount                            4,696,147.49                455,384.00            540,768.50        5,692,299.99
Investor Monthly Fees Due                          1,375,000.00                133,333.33            158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                          7,314,376.66                719,228.44            879,944.89        8,913,549.99

Reallocated Investor Finance Charge Collections                                                                       17,327,733.96
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.1991%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   825,000,000.00             80,000,000.00         95,000,000.00    1,000,000,000.00
Interest Distributions                             1,243,229.17                130,511.11            180,843.06        1,554,583.33
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                1,243,229.17                130,511.11            180,843.06        1,554,583.33
Ending Certificates Balance                      825,000,000.00             80,000,000.00         95,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.51

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.63

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.63

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect
          to all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $180,843.06

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $180,843.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $14,295,380.52

          a.   Class A Monthly Interest:                          $1,243,229.17
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $4,696,147.49
          e.   Excess Spread:                                     $8,356,003.86

     2.   Class B Available Funds:                                $1,386,218.72

          a.   Class B Monthly Interest:                            $130,511.11
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                     $1,255,707.61

     3.   Collateral Available Funds:                             $1,646,134.73

          a.   Excess Spread:                                     $1,646,134.73

     4.   Total Excess Spread:                                   $11,257,846.19

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 1998-1 Allocable Principal
          Collections:                                          $207,950,927.40

     3.   Principal Allocation Percentage of
          Series 1998-1 Allocable Principal
          Collections:                                          $174,100,053.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $174,100,053.36

     6.   Shared Principal Collections from other
          Series allocated to Series 1998-1:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $5,692,299.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $179,792,353.36

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $95,000,000.00

     2.   Required Collateral Invested Amount                    $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $179,792,353.36

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

     1.   Excess Spread:                                         $11,257,846.19
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $455,384.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $180,843.06
     9.   Applied to unpaid Monthly Servicing Fee:                $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $540,768.50
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $8,414,183.97

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.1991%
          b.   Prior Monthly Period                                     3.9610%
          c.   Second Prior Monthly Period                              4.1730%

     2.   Three Month Average Base Rate                                 4.1110%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



IV. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series               Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations              Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount          1,194,433,450.09          1,000,000,000.00        194,433,450.09
Beginning Adjusted Invested Amount                          N/A          1,000,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           20,696,825.05             17,327,733.96          3,369,091.10
Collections of Principal Receivables             207,950,927.40            174,100,053.36         33,850,874.04
Defaulted Amount                                   6,799,073.52              5,692,299.99          1,106,773.53

Ending Invested / Transferor Amounts           1,189,561,501.60          1,000,000,000.00        189,561,501.60


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 134, 2002             5.6000%                   5.8500%               2.6975%
Monthly Interest Due                               4,036,666.67                292,500.00            157,354.17        4,486,520.83
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                 4,036,666.67                292,500.00            157,354.17        4,486,520.83
Investor Default Amount                            4,923,839.49                341,538.00            426,922.50        5,692,299.99
Investor Monthly Fees Due                          1,441,666.67                100,000.00            125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                         10,402,172.83                734,038.00            709,276.67       11,845,487.49

Reallocated Investor Finance Charge Collections                                                                       17,327,733.96
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   8.0211%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   865,000,000.00             60,000,000.00         75,000,000.00    1,000,000,000.00
Interest Distributions                             4,036,666.67                292,500.00            157,354.17        4,486,520.83
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                4,036,666.67                292,500.00            157,354.17        4,486,520.83
Ending Certificates Balance                      865,000,000.00             60,000,000.00         75,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $4.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $4.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount  after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $4.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $4.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $157,354.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $157,354.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $14,988,489.87

          a.   Class A Monthly Interest:                          $4,036,666.67
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $4,923,839.49
          e.   Excess Spread:                                     $6,027,983.72

     2.   Class B Available Funds:                                $1,039,664.04

          a.   Class B Monthly Interest:                            $292,500.00
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $747,164.04

     3.   Collateral Available Funds:                             $1,299,580.05

          a.   Excess Spread:                                     $1,299,580.05

     4.   Total Excess Spread:                                    $8,074,727.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 1999-1 Allocable Principal
          Collections:                                          $207,950,927.40

     3.   Principal Allocation Percentage of
          Series 1999-1 Allocable Principal
          Collections:                                          $174,100,053.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $174,100,053.36

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-1:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $5,692,299.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $179,792,353.36

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $75,000,000.00

     2.   Required Collateral Invested Amount                    $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $179,792,353.36

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

     1.   Excess Spread:                                          $8,074,727.80
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $341,538.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $157,354.17
     9.   Applied to unpaid Monthly Servicing Fee:                $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $426,922.50
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $5,482,246.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   8.0211%
          b.   Prior Monthly Period                                     7.2626%
          c.   Second Prior Monthly Period                              7.7553%

     2.   Three Month Average Base Rate                                 7.6797%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



V. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations              Interest                 Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            597,216,725.04            500,000,000.00         97,216,725.04
Beginning Adjusted Invested Amount                          N/A            500,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           10,348,412.53              8,663,866.98          1,684,545.55
Collections of Principal Receivables             103,975,463.70             87,050,026.68         16,925,437.02
Defaulted Amount                                   3,399,536.76              2,846,150.00            553,386.76

Ending Invested / Transferor Amounts             594,780,750.80            500,000,000.00         94,780,750.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              5.9500%                   6.1000%               2.6975%
Monthly Interest Due                               2,144,479.17                152,500.00             78,677.08        2,375,656.25
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                 2,144,479.17                152,500.00             78,677.08        2,375,656.25
Investor Default Amount                            2,461,919.75                170,769.00            213,461.25        2,846,150.00
Investor Monthly Fees Due                            720,833.33                 50,000.00             62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                          5,327,232.25                373,269.00            354,638.33        6,055,139.58

Reallocated Investor Finance Charge Collections                                                                        8,663,866.98
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   8.3663%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   432,500,000.00             30,000,000.00         37,500,000.00      500,000,000.00
Interest Distributions                             2,144,479.17                152,500.00             78,677.08        2,375,656.25
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                2,144,479.17                152,500.00             78,677.08        2,375,656.25
Ending Certificates Balance                      432,500,000.00             30,000,000.00         37,500,000.00      500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $4.96

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $4.96

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $5.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $5.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $78,677.08

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $78,677.08

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $7,494,244.94

          a.   Class A Monthly Interest:                          $2,144,479.17
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $2,461,919.75
          e.   Excess Spread:                                     $2,887,846.02

     2.   Class B Available Funds:                                  $519,832.02

          a.   Class B Monthly Interest:                            $152,500.00
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $367,332.02

     3.   Collateral Available Funds:                               $649,790.02

          a.   Excess Spread:                                       $649,790.02

     4.   Total Excess Spread:                                    $3,904,968.07

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 1999-2 Allocable Principal
          Collections:                                          $103,975,463.70

     3.   Principal Allocation Percentage of
          Series 1999-2 Allocable Principal
          Collections:                                           $87,050,026.68

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                   $87,050,026.68

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-2:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $2,846,150.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $89,896,176.68

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $37,500,000.00

     2.   Required Collateral Invested Amount                    $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:               $89,896,176.68

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

     1.   Excess Spread:                                          $3,904,968.07
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $170,769.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                    $78,677.08
     9.   Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $213,461.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $2,608,727.40

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   8.3663%
          b.   Prior Monthly Period                                     7.5744%
          c.   Second Prior Monthly Period                              8.0885%

     2.   Three Month Average Base Rate                                 8.0097%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



VI. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series               Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations              Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount          1,194,433,450.09          1,000,000,000.00        194,433,450.09
Beginning Adjusted Invested Amount                          N/A          1,000,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           20,696,825.05             17,327,733.96          3,369,091.10
Collections of Principal Receivables             207,950,927.40            174,100,053.36         33,850,874.04
Defaulted Amount                                   6,799,073.52              5,692,299.99          1,106,773.53

Ending Invested / Transferor Amounts           1,189,561,501.60          1,000,000,000.00        189,561,501.60


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              1.9875%                   2.1875%               2.6975%
Monthly Interest Due                               1,275,312.50                136,111.11            199,315.28        1,610,738.89
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                 1,275,312.50                136,111.11            199,315.28        1,610,738.89
Investor Default Amount                            4,696,147.49                455,384.00            540,768.50        5,692,299.99
Investor Monthly Fees Due                          1,375,000.00                133,333.33            158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                          7,346,459.99                724,828.44            898,417.11        8,969,705.55

Reallocated Investor Finance Charge Collections                                                                       17,327,733.96
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.2723%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   825,000,000.00             80,000,000.00         95,000,000.00    1,000,000,000.00
Interest Distributions                             1,275,312.50                136,111.11            199,315.28        1,610,738.89
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                1,275,312.50                136,111.11            199,315.28        1,610,738.89
Ending Certificates Balance                      825,000,000.00             80,000,000.00         95,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.55

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.55

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.70

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.70

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $199,315.28

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $199,315.28

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $14,295,380.52

          a.   Class A Monthly Interest:                          $1,275,312.50
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $4,696,147.49
          e.   Excess Spread:                                     $8,323,920.52

     2.   Class B Available Funds:                                $1,386,218.72

          a.   Class B Monthly Interest:                            $136,111.11
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                     $1,250,107.61

     3.   Collateral Available Funds:                             $1,646,134.73

          a.   Excess Spread:                                     $1,646,134.73

     4.   Total Excess Spread:                                   $11,220,162.85

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 1999-3 Allocable Principal
          Collections:                                          $207,950,927.40

     3.   Principal Allocation Percentage of
          Series 1999-3 Allocable Principal
          Collections:                                          $174,100,053.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $174,100,053.36

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-3:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $5,692,299.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $179,792,353.36

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $95,000,000.00

     2.   Required Collateral Invested Amount                    $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $179,792,353.36

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

     1.   Excess Spread:                                         $11,220,162.85
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $455,384.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $199,315.28
     9.   Applied to unpaid Monthly Servicing Fee:                $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $540,768.50
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $8,358,028.41

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2723%
          b.   Prior Monthly Period                                     4.0342%
          c.   Second Prior Monthly Period                              4.2462%

     2.   Three Month Average Base Rate                                 4.1842%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



VII. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations               Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            597,216,725.04            500,000,000.00         97,216,725.04
Beginning Adjusted Invested Amount                          N/A            500,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           10,348,412.53              8,663,866.98          1,684,545.55
Collections of Principal Receivables             103,975,463.70             87,050,026.68         16,925,437.02
Defaulted Amount                                   3,399,536.76              2,846,150.00            553,386.76

Ending Invested / Transferor Amounts             594,780,750.80            500,000,000.00         94,780,750.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              2.0175%                   2.2675%               2.6475%
Monthly Interest Due                                 647,281.25                 70,544.44             97,810.42          815,636.11
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   647,281.25                 70,544.44             97,810.42          815,636.11
Investor Default Amount                            2,348,073.75                227,692.00            270,384.25        2,846,150.00
Investor Monthly Fees Due                            687,500.00                 66,666.67             79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                          3,682,855.00                364,903.11            447,361.33        4,495,119.44

Reallocated Investor Finance Charge Collections                                                                        8,663,866.98
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.2991%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   412,500,000.00             40,000,000.00         47,500,000.00      500,000,000.00
Interest Distributions                               647,281.25                 70,544.44             97,810.42          815,636.11
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  647,281.25                 70,544.44             97,810.42          815,636.11
Ending Certificates Balance                      412,500,000.00             40,000,000.00         47,500,000.00      500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.57

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.57

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $97,810.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $97,810.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $7,147,690.26

          a.   Class A Monthly Interest:                            $647,281.25
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $2,348,073.75
          e.   Excess Spread:                                     $4,152,335.26

     2.   Class B Available Funds:                                  $693,109.36

          a.   Class B Monthly Interest:                             $70,544.44
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $622,564.91

     3.   Collateral Available Funds:                               $823,067.36

          a.   Excess Spread:                                       $823,067.36

     4.   Total Excess Spread:                                    $5,597,967.54

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 1999-4 Allocable Principal
          Collections:                                          $103,975,463.70

     3.   Principal Allocation Percentage of
          Series 1999-4 Allocable Principal
          Collections:                                           $87,050,026.68

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                   $87,050,026.68

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-4:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $2,846,150.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $89,896,176.68

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $47,500,000.00

     2.   Required Collateral Invested Amount                    $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:               $89,896,176.68

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

     1.   Excess Spread:                                          $5,597,967.54
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $227,692.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                    $97,810.42
     9.   Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $270,384.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $4,168,747.54

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2991%
          b.   Prior Monthly Period                                     4.0610%
          c.   Second Prior Monthly Period                              4.2730%

     2.   Three Month Average Base Rate                                 4.2110%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



VIII. Series 1999-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations               Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            597,216,725.04            500,000,000.00         97,216,725.04
Beginning Adjusted Invested Amount                          N/A            500,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           10,348,412.53              8,663,866.98          1,684,545.55
Collections of Principal Receivables             103,975,463.70             87,050,026.68         16,925,437.02
Defaulted Amount                                   3,399,536.76              2,846,150.00            553,386.76

Ending Invested / Transferor Amounts             594,780,750.80            500,000,000.00         94,780,750.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              2.0875%                   2.3275%               2.7475%
Monthly Interest Due                                 669,739.58                 72,411.11            101,504.86          843,655.56
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   669,739.58                 72,411.11            101,504.86          843,655.56
Investor Default Amount                            2,348,073.75                227,692.00            270,384.25        2,846,150.00
Investor Monthly Fees Due                            687,500.00                 66,666.67             79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                          3,705,313.33                366,769.78            451,055.78        4,523,138.88

Reallocated Investor Finance Charge Collections                                                                        8,663,866.98
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.3722%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   412,500,000.00             40,000,000.00         47,500,000.00      500,000,000.00
Interest Distributions                               669,739.58                 72,411.11            101,504.86          843,655.56
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  669,739.58                 72,411.11            101,504.86          843,655.56
Ending Certificates Balance                      412,500,000.00             40,000,000.00         47,500,000.00      500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $101,504.86

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $101,504.86

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $7,147,690.26

          a.   Class A Monthly Interest:                            $669,739.58
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $2,348,073.75
          e.   Excess Spread:                                     $4,129,876.93

     2.   Class B Available Funds:                                  $693,109.36

          a.   Class B Monthly Interest:                             $72,411.11
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $620,698.25

     3.   Collateral Available Funds:                               $823,067.36

          a.   Excess Spread:                                       $823,067.36

     4.   Total Excess Spread:                                    $5,573,642.54

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 1999-5 Allocable Principal
          Collections:                                          $103,975,463.70

     3.   Principal Allocation Percentage of
          Series 1999-5 Allocable Principal
          Collections:                                           $87,050,026.68

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                   $87,050,026.68

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-5:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $2,846,150.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $89,896,176.68

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $47,500,000.00

     2.   Required Collateral Invested Amount                    $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:               $89,896,176.68

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

     1.   Excess Spread:                                          $5,573,642.54
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $227,692.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $101,504.86
     9.   Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $270,384.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $4,140,728.09

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.3721%
          b.   Prior Monthly Period                                     4.1340%
          c.   Second Prior Monthly Period                              4.3460%

     2.   Three Month Average Base Rate                                 4.2841%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



IX. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series               Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations              Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            597,216,725.04            500,000,000.00         97,216,725.04
Beginning Adjusted Invested Amount                          N/A            500,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           10,348,412.53              8,663,866.98          1,684,545.55
Collections of Principal Receivables             103,975,463.70             87,050,026.68         16,925,437.02
Defaulted Amount                                   3,399,536.76              2,846,150.00            553,386.76

Ending Invested / Transferor Amounts             594,780,750.80            500,000,000.00         94,780,750.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon  February 15, 2002 to March 14, 2002             2.0475%                   2.2775%               2.7475%
Monthly Interest Due                                 656,906.25                 70,855.56            101,504.86          829,266.67
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   656,906.25                 70,855.56            101,504.86          829,266.67
Investor Default Amount                            2,348,073.75                227,692.00            270,384.25        2,846,150.00
Investor Monthly Fees Due                            687,500.00                 66,666.67             79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                          3,692,480.00                365,214.22            451,055.78        4,508,750.00

Reallocated Investor Finance Charge Collections                                                                        8,663,866.98
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.3346%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   412,500,000.00             40,000,000.00         47,500,000.00      500,000,000.00
Interest Distributions                               656,906.25                 70,855.56            101,504.86          829,266.67
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  656,906.25                 70,855.56            101,504.86          829,266.67
Ending Certificates Balance                      412,500,000.00             40,000,000.00         47,500,000.00      500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.59

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.59

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $101,504.86

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $101,504.86

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $7,147,690.26

          a.   Class A Monthly Interest:                            $656,906.25
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $2,348,073.75
          e.   Excess Spread:                                     $4,142,710.26

     2.   Class B Available Funds:                                  $693,109.36

          a.   Class B Monthly Interest:                             $70,855.56
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $622,253.80

     3.   Collateral Available Funds:                               $823,067.36

          a.   Excess Spread:                                       $823,067.36

     4.   Total Excess Spread:                                    $5,588,031.43

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 1999-6 Allocable Principal
          Collections:                                          $103,975,463.70

     3.   Principal Allocation Percentage of
          Series 1999-6 Allocable Principal
          Collections:                                           $87,050,026.68

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                   $87,050,026.68

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-6:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $2,846,150.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $89,896,176.68

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $47,500,000.00

     2.   Required Collateral Invested Amount                    $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:               $89,896,176.68

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

     1.   Excess Spread:                                          $5,588,031.43
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $227,692.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $101,504.86
     9.   Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $270,384.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $4,155,116.98

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.3346%
          b.   Prior Monthly Period                                     4.0965%
          c.   Second Prior Monthly Period                              4.3085%

     2.   Three Month Average Base Rate                                 4.2466%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



X. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series               Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations              Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            597,216,725.04            500,000,000.00         97,216,725.04
Beginning Adjusted Invested Amount                          N/A            500,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           10,348,412.53              8,663,866.98          1,684,545.55
Collections of Principal Receivables             103,975,463.70             87,050,026.68         16,925,437.02
Defaulted Amount                                   3,399,536.76              2,846,150.00            553,386.76

Ending Invested / Transferor Amounts             594,780,750.80            500,000,000.00         94,780,750.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              7.2000%                   7.4000%               2.7475%
Monthly Interest Due                               2,595,000.00                185,000.00             80,135.42        2,860,135.42
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                 2,595,000.00                185,000.00             80,135.42        2,860,135.42
Investor Default Amount                            2,461,919.75                170,769.00            213,461.25        2,846,150.00
Investor Monthly Fees Due                            720,833.33                 50,000.00             62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                          5,777,753.08                405,769.00            356,096.67        6,539,618.75

Reallocated Investor Finance Charge Collections                                                                        8,663,866.98
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   9.6294%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   432,500,000.00             30,000,000.00         37,500,000.00      500,000,000.00
Interest Distributions                             2,595,000.00                185,000.00             80,135.42        2,860,135.42
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                2,595,000.00                185,000.00             80,135.42        2,860,135.42
Ending Certificates Balance                      432,500,000.00             30,000,000.00         37,500,000.00      500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $6.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $80,135.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $80,135.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $7,494,244.94

          a.   Class A Monthly Interest:                          $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $2,461,919.75
          e.   Excess Spread:                                     $2,437,325.19

     2.   Class B Available Funds:                                  $519,832.02

          a.   Class B Monthly Interest:                            $185,000.00
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $334,832.02

     3.   Collateral Available Funds:                               $649,790.02

          a.   Excess Spread:                                       $649,790.02

     4.   Total Excess Spread:                                    $3,421,947.23

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2000-1 Allocable Principal
          Collections:                                          $103,975,463.70

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                           $87,050,026.68

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                   $87,050,026.68

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $2,846,150.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $89,896,176.68

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $37,500,000.00

     2.   Required Collateral Invested Amount                    $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:               $89,896,176.68

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                          $3,421,947.23
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $170,769.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                    $80,135.42
     9.   Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $213,461.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $2,124,248.23

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   9.6294%
          b.   Prior Monthly Period                                     8.7157%
          c.   Second Prior Monthly Period                              9.3082%

     2.   Three Month Average Base Rate                                 9.2178%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



XI. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series               Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations               Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            597,216,725.04            500,000,000.00         97,216,725.04
Beginning Adjusted Invested Amount                          N/A            500,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           10,348,412.53              8,663,866.98          1,684,545.55
Collections of Principal Receivables             103,975,463.70             87,050,026.68         16,925,437.02
Defaulted Amount                                   3,399,536.76              2,846,150.00            553,386.76

Ending Invested / Transferor Amounts             594,780,750.80            500,000,000.00         94,780,750.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              2.0125%                   2.1975%               2.7475%
Monthly Interest Due                                 645,677.08                 68,366.67            101,504.86          815,548.61
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   645,677.08                 68,366.67            101,504.86          815,548.61
Investor Default Amount                            2,348,073.75                227,692.00            270,384.25        2,846,150.00
Investor Monthly Fees Due                            687,500.00                 66,666.67             79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                          3,681,250.83                362,725.33            451,055.78        4,495,031.94

Reallocated Investor Finance Charge Collections                                                                        8,663,866.98
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.2989%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   412,500,000.00             40,000,000.00         47,500,000.00      500,000,000.00
Interest Distributions                               645,677.08                 68,366.67            101,504.86          815,548.61
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  645,677.08                 68,366.67            101,504.86          815,548.61
Ending Certificates Balance                      412,500,000.00             40,000,000.00         47,500,000.00      500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.57

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.57

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.71

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.71

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $101,504.86

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $101,504.86

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $7,147,690.26

          a.   Class A Monthly Interest:                            $645,677.08
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $2,348,073.75
          e.   Excess Spread:                                     $4,153,939.43

     2.   Class B Available Funds:                                  $693,109.36

          a.   Class B Monthly Interest:                             $68,366.67
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $624,742.69

     3.   Collateral Available Funds:                               $823,067.36

          a.   Excess Spread:                                       $823,067.36

     4.   Total Excess Spread:                                    $5,601,749.48

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2000-2 Allocable Principal
          Collections:                                          $103,975,463.70

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                           $87,050,026.68

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                   $87,050,026.68

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $2,846,150.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $89,896,176.68

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $47,500,000.00

     2.   Required Collateral Invested Amount                    $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:               $89,896,176.68

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                          $5,601,749.48
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $227,692.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $101,504.86
     9.   Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $270,384.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $4,168,835.04

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2989%
          b.   Prior Monthly Period                                     4.0607%
          c.   Second Prior Monthly Period                              4.2728%

     2.   Three Month Average Base Rate                                 4.2108%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



XII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations               Interest               Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount          1,194,433,450.09          1,000,000,000.00        194,433,450.09
Beginning Adjusted Invested Amount                          N/A          1,000,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           20,696,825.05             17,327,733.96          3,369,091.10
Collections of Principal Receivables             207,950,927.40            174,100,053.36         33,850,874.04
Defaulted Amount                                   6,799,073.52              5,692,299.99          1,106,773.53

Ending Invested / Transferor Amounts           1,189,561,501.60          1,000,000,000.00        189,561,501.60


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              2.0075%                   2.1975%               2.6475%
Monthly Interest Due                               1,288,145.83                136,733.33            195,620.83        1,620,500.00
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                 1,288,145.83                136,733.33            195,620.83        1,620,500.00
Investor Default Amount                            4,696,147.49                455,384.00            540,768.50        5,692,299.99
Investor Monthly Fees Due                          1,375,000.00                133,333.33            158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                          7,359,293.33                725,450.67            894,722.67        8,979,466.66

Reallocated Investor Finance Charge Collections                                                                       17,327,733.96
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.2851%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   825,000,000.00             80,000,000.00         95,000,000.00    1,000,000,000.00
Interest Distributions                             1,288,145.83                136,733.33            195,620.83        1,620,500.00
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                1,288,145.83                136,733.33            195,620.83        1,620,500.00
Ending Certificates Balance                      825,000,000.00             80,000,000.00         95,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.56

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.56

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.71

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.71

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $195,620.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $195,620.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $14,295,380.52

          a.   Class A Monthly Interest:                          $1,288,145.83
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $4,696,147.49
          e.   Excess Spread:                                     $8,311,087.19

     2.   Class B Available Funds:                                $1,386,218.72

          a.   Class B Monthly Interest:                            $136,733.33
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                     $1,249,485.38

     3.   Collateral Available Funds:                             $1,646,134.73

          a.   Excess Spread:                                     $1,646,134.73

     4.   Total Excess Spread:                                   $11,206,707.30

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2000-3 Allocable Principal
          Collections:                                          $207,950,927.40

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                          $174,100,053.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $174,100,053.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $5,692,299.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $179,792,353.36

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $95,000,000.00

     2.   Required Collateral Invested Amount                    $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $179,792,353.36

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                         $11,206,707.30
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $455,384.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $195,620.83
     9.   Applied to unpaid Monthly Servicing Fee:                $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $540,768.50
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $8,348,267.30

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2851%
          b.   Prior Monthly Period                                     4.0469%
          c.   Second Prior Monthly Period                              4.2589%

     2.   Three Month Average Base Rate                                 4.1970%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



XIII. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series               Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations               Interest               Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount          1,447,799,062.39          1,212,122,000.00        235,677,062.39
Beginning Adjusted Invested Amount                          N/A          1,212,122,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           25,087,076.98             21,003,327.54          4,083,749.44
Collections of Principal Receivables             252,061,894.02            211,030,504.88         41,031,389.14
Defaulted Amount                                   8,241,306.59              6,899,762.05          1,341,544.54

Ending Invested / Transferor Amounts           1,441,893,666.44          1,212,122,000.00        229,771,666.44


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              1.9950%                   2.2200%               2.6975%
Monthly Interest Due                               1,551,666.67                167,434.87            241,595.29        1,960,696.83
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                 1,551,666.67                167,434.87            241,595.29        1,960,696.83
Investor Default Amount                            5,692,299.99                551,982.33            655,479.73        6,899,762.05
Investor Monthly Fees Due                          1,666,666.67                161,616.67            191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                          8,910,633.32                881,033.86          1,088,995.02       10,880,662.21

Reallocated Investor Finance Charge Collections                                                                       21,003,327.54
Interest and Principal Funding Investment Proceeds                                                                         4,676.04
Series Adjusted Portfolio Yield                                                                                            14.1611%
Base Rate                                                                                                                   4.2812%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                 1,000,000,000.00             96,970,000.00        115,152,000.00    1,212,122,000.00
Interest Distributions                             1,551,666.67                167,434.87            241,595.29        1,960,696.83
Interest Deposits - Interest Funding Account      (1,551,666.67)              (167,434.87)                 0.00       (1,719,101.53)
Interest Funding Account Distributions             4,876,666.67                526,223.87                  0.00        5,402,890.53
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                4,876,666.67                526,223.87            241,595.29        5,644,485.83
Ending Interest Funding Account Balance                    0.00                      0.00                  0.00                0.00
Ending Certificates Balance                    1,000,000,000.00             96,970,000.00        115,152,000.00    1,212,122,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.55

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.55

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.73

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.73

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $241,595.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $241,595.29

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.Class A Available Funds (Includes Int. Income from IFA):  $17,332,410.00

          a.   Class A Monthly Interest:                          $1,551,666.67
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $5,692,299.99
          e.   Excess Spread:                                    $10,088,443.34

     2.   Class B Available Funds:                                $1,680,270.36

          a.   Class B Monthly Interest:                            $167,434.87
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                     $1,512,835.50

     3.   Collateral Available Funds:                             $1,995,323.22

          a.   Excess Spread:                                     $1,995,323.22

     4.   Total Excess Spread:                                   $13,596,602.06

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2000-4 Allocable Principal
          Collections:                                          $252,061,894.02

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                          $211,030,504.88

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $211,030,504.88

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $6,899,762.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $217,930,266.93

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $115,152,000.00

     2.   Required Collateral Invested Amount                   $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $217,930,266.93

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                         $13,596,602.06
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $551,982.33
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $241,595.29
     9.   Applied to unpaid Monthly Servicing Fee:                $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $655,479.73
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                               $10,127,341.37

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2812%
          b.   Prior Monthly Period                                     4.0683%
          c.   Second Prior Monthly Period                              4.2110%

     2.   Three Month Average Base Rate                                 4.1868%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1611%
          b.   Prior Monthly Period                                    14.0147%
          c.   Second Prior Monthly Period                             14.7263%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.3007%



XIV. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations                Interest              Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            941,067,837.79            787,878,000.00        153,189,837.79
Beginning Adjusted Invested Amount                          N/A            787,878,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           16,306,573.13             13,652,140.38          2,654,432.75
Collections of Principal Receivables             163,839,960.78            137,169,601.84         26,670,358.93
Defaulted Amount                                   5,356,840.44              4,484,837.93            872,002.51

Ending Invested / Transferor Amounts             937,229,336.75            787,878,000.00        149,351,336.75


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              1.9875%                   2.2275%               2.6975%
Monthly Interest Due                               1,004,791.67                109,199.48            157,035.26        1,271,026.40
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                 1,004,791.67                109,199.48            157,035.26        1,271,026.40
Investor Default Amount                            3,699,994.99                358,785.67            426,057.27        4,484,837.93
Investor Monthly Fees Due                          1,083,333.33                105,050.00            124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                          5,788,119.99                573,035.14            707,839.20        7,068,994.34

Reallocated Investor Finance Charge Collections                                                                       13,652,140.38
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.2756%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   650,000,000.00             63,030,000.00         74,848,000.00      787,878,000.00
Interest Distributions                             1,004,791.67                109,199.48            157,035.26        1,271,026.40
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                1,004,791.67                109,199.48            157,035.26        1,271,026.40
Ending Certificates Balance                      650,000,000.00             63,030,000.00         74,848,000.00      787,878,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.55

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.55

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.73

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.73

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $157,035.26

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $157,035.26

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $11,263,027.07

          a.   Class A Monthly Interest:                          $1,004,791.67
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $3,699,994.99
          e.   Excess Spread:                                     $6,558,240.41

     2.   Class B Available Funds:                                $1,092,167.07

          a.   Class B Monthly Interest:                            $109,199.48
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $982,967.60

     3.   Collateral Available Funds:                             $1,296,946.23

          a.   Excess Spread:                                     $1,296,946.23

     4.   Total Excess Spread:                                    $8,838,154.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2000-5 Allocable Principal
          Collections:                                          $163,839,960.78

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                          $137,169,601.84

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $137,169,601.84

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $4,484,837.93

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $141,654,439.78

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $74,848,000.00

     2.   Required Collateral Invested Amount                    $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $141,654,439.78

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                          $8,838,154.24
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $358,785.67
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $157,035.26
     9.   Applied to unpaid Monthly Servicing Fee:                $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $426,057.27
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $6,583,146.04

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2756%
          b.   Prior Monthly Period                                     4.0374%
          c.   Second Prior Monthly Period                              4.2495%

     2.   Three Month Average Base Rate                                 4.1875%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



XV. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations               Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            895,825,087.57            750,000,000.00        145,825,087.57
Beginning Adjusted Invested Amount                          N/A            750,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           15,522,618.79             12,995,800.47          2,526,818.32
Collections of Principal Receivables             155,963,195.55            130,575,040.02         25,388,155.53
Defaulted Amount                                   5,099,305.14              4,269,224.99            830,080.14

Ending Invested / Transferor Amounts             892,171,126.20            750,000,000.00        142,171,126.20


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              1.9875%                   2.2675%               2.7975%
Monthly Interest Due                                 956,484.38                105,816.67            155,028.13        1,217,329.17
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   956,484.38                105,816.67            155,028.13        1,217,329.17
Investor Default Amount                            3,522,110.62                341,538.00            405,576.37        4,269,224.99
Investor Monthly Fees Due                          1,031,250.00                100,000.00            118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                          5,509,844.99                547,354.67            679,354.50        6,736,554.16

Reallocated Investor Finance Charge Collections                                                                       12,995,800.47
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.2885%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   618,750,000.00             60,000,000.00         71,250,000.00      750,000,000.00
Interest Distributions                               956,484.38                105,816.67            155,028.13        1,217,329.17
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  956,484.38                105,816.67            155,028.13        1,217,329.17
Ending Certificates Balance                      618,750,000.00             60,000,000.00         71,250,000.00      750,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.55

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.55

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          utstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $155,028.13

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $155,028.13

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $10,721,535.39

          a.   Class A Monthly Interest:                            $956,484.38
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $3,522,110.62
          e.   Excess Spread:                                     $6,242,940.39

     2.   Class B Available Funds:                                $1,039,664.04

          a.   Class B Monthly Interest:                            $105,816.67
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $933,847.37

     3.   Collateral Available Funds:                             $1,234,601.04

          a.   Excess Spread:                                     $1,234,601.04

     4.   Total Excess Spread:                                    $8,411,388.81

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2001-1 Allocable Principal
          Collections:                                          $155,963,195.55

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                          $130,575,040.02

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $130,575,040.02

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $4,269,224.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $134,844,265.02

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $71,250,000.00

     2.   Required Collateral Invested Amount                    $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $134,844,265.02

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                          $8,411,388.81
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $341,538.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $155,028.13
     9.   Applied to unpaid Monthly Servicing Fee:                $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $405,576.37
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $6,259,246.31

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2885%
          b.   Prior Monthly Period                                     4.0503%
          c.   Second Prior Monthly Period                              4.2623%

     2.   Three Month Average Base Rate                                 4.2004%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



XVI. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series               Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations               Interest               Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            298,608,362.52            250,000,000.00         48,608,362.52
Beginning Adjusted Invested Amount                          N/A            250,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables            5,174,206.26              4,331,933.49            842,272.77
Collections of Principal Receivables              51,987,731.85             43,525,013.34          8,462,718.51
Defaulted Amount                                   1,699,768.38              1,423,075.00            276,693.38

Ending Invested / Transferor Amounts             297,390,375.40            250,000,000.00         47,390,375.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              5.5300%                   5.8300%               2.6975%
Monthly Interest Due                                 996,552.08                 72,875.00             39,338.54        1,108,765.63
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   996,552.08                 72,875.00             39,338.54        1,108,765.63
Investor Default Amount                            1,230,959.87                 85,384.50            106,730.62        1,423,075.00
Investor Monthly Fees Due                            360,416.67                 25,000.00             31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                          2,587,928.62                183,259.50            177,319.17        2,948,507.29

Reallocated Investor Finance Charge Collections                                                                        4,331,933.49
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                    7.9540


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   216,250,000.00             15,000,000.00         18,750,000.00      250,000,000.00
Interest Distributions                               996,552.08                 72,875.00             39,338.54        1,108,765.63
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  996,552.08                 72,875.00             39,338.54        1,108,765.63
Ending Certificates Balance                      216,250,000.00             15,000,000.00         18,750,000.00      250,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $39,338.54

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $39,338.54

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $3,747,122.47

          a.   Class A Monthly Interest:                            $996,552.08
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $1,230,959.87
          e.   Excess Spread:                                     $1,519,610.51

     2.   Class B Available Funds:                                  $259,916.01

          a.   Class B Monthly Interest:                             $72,875.00
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $187,041.01

     3.   Collateral Available Funds:                               $324,895.01

          a.   Excess Spread:                                       $324,895.01

     4.   Total Excess Spread:                                    $2,031,546.53

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2001-2 Allocable Principal
          Collections:                                           $51,987,731.85

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                           $43,525,013.34

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                   $43,525,013.34

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $1,423,075.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $44,948,088.34

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $18,750,000.00

     2.   Required Collateral Invested Amount                    $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:               $44,948,088.34

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                          $2,031,546.53
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                   $85,384.50
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                    $39,338.54
     9.   Applied to unpaid Monthly Servicing Fee:                  $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $106,730.62
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $1,383,426.20

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   7.9540%
          b.   Prior Monthly Period                                     7.2021%
          c.   Second Prior Monthly Period                              7.6905%

     2.   Three Month Average Base Rate                                 7.6155%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



XVII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations               Interest               Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            895,825,087.57            750,000,000.00        145,825,087.57
Beginning Adjusted Invested Amount                          N/A            750,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           15,522,618.79             12,995,800.47          2,526,818.32
Collections of Principal Receivables             155,963,195.55            130,575,040.02         25,388,155.53
Defaulted Amount                                   5,099,305.14              4,269,224.99            830,080.14

Ending Invested / Transferor Amounts             892,171,126.20            750,000,000.00        142,171,126.20


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              1.9775%                   2.2275%               2.6975%
Monthly Interest Due                                 951,671.88                103,950.00            149,486.46        1,205,108.33
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   951,671.88                103,950.00            149,486.46        1,205,108.33
Investor Default Amount                            3,522,110.62                341,538.00            405,576.37        4,269,224.99
Investor Monthly Fees Due                          1,031,250.00                100,000.00            118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                          5,505,032.49                545,488.00            673,812.83        6,724,333.33

Reallocated Investor Finance Charge Collections                                                                       12,995,800.47
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.2672%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   618,750,000.00             60,000,000.00         71,250,000.00      750,000,000.00
Interest Distributions                               951,671.88                103,950.00            149,486.46        1,205,108.33
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  951,671.88                103,950.00            149,486.46        1,205,108.33
Ending Certificates Balance                      618,750,000.00             60,000,000.00         71,250,000.00      750,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.54

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.54

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.73

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.73

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $149,486.46

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $149,486.46

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $10,721,535.39

          a.   Class A Monthly Interest:                            $951,671.88
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $3,522,110.62
          e.   Excess Spread:                                     $6,247,752.89

     2.   Class B Available Funds:                                $1,039,664.04

          a.   Class B Monthly Interest:                            $103,950.00
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $935,714.04

     3.   Collateral Available Funds:                             $1,234,601.04

          a.   Excess Spread:                                     $1,234,601.04

     4.   Total Excess Spread:                                    $8,418,067.97

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2001-3 Allocable Principal
          Collections:                                          $155,963,195.55

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                          $130,575,040.02

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $130,575,040.02

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $4,269,224.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $134,844,265.02

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $71,250,000.00

     2.   Required Collateral Invested Amount                    $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $134,844,265.02

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                          $8,418,067.97
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $341,538.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $149,486.46
     9.   Applied to unpaid Monthly Servicing Fee:                $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $405,576.37
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $6,271,467.14

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2672%
          b.   Prior Monthly Period                                     4.0291%
          c.   Second Prior Monthly Period                              4.2411%

     2.   Three Month Average Base Rate                                 4.1791%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



XVIII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series               Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations              Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            865,964,251.31            725,000,000.00        140,964,251.31
Beginning Adjusted Invested Amount                          N/A            725,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           15,005,198.16             12,562,607.12          2,442,591.04
Collections of Principal Receivables             150,764,422.37            126,222,538.69         24,541,883.68
Defaulted Amount                                   4,929,328.30              4,126,917.49            802,410.81

Ending Invested / Transferor Amounts             862,432,088.66            725,000,000.00        137,432,088.66


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14,2002               1.9775%                   2.2275%               2.7975%
Monthly Interest Due                                 919,949.48                100,485.00            149,860.52        1,170,295.00
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   919,949.48                100,485.00            149,860.52        1,170,295.00
Investor Default Amount                            3,404,706.93                330,153.40            392,057.16        4,126,917.49
Investor Monthly Fees Due                            996,875.00                 96,666.67            114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                          5,321,531.41                527,305.07            656,709.35        6,505,545.83

Reallocated Investor Finance Charge Collections                                                                       12,562,607.12
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.2768%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   598,125,000.00             58,000,000.00         68,875,000.00      725,000,000.00
Interest Distributions                               919,949.48                100,485.00            149,860.52        1,170,295.00
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  919,949.48                100,485.00            149,860.52        1,170,295.00
Ending Certificates Balance                      598,125,000.00             58,000,000.00         68,875,000.00      725,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.54

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.54

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.73

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.73

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $149,860.52

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $149,860.52

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $10,364,150.87

          a.   Class A Monthly Interest:                            $919,949.48
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $3,404,706.93
          e.   Excess Spread:                                     $6,039,494.46

     2.   Class B Available Funds:                                $1,005,008.57

          a.   Class B Monthly Interest:                            $100,485.00
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $904,523.57

     3.   Collateral Available Funds:                             $1,193,447.68

          a.   Excess Spread:                                     $1,193,447.68

     4.   Total Excess Spread:                                    $8,137,465.71

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2001-4 Allocable Principal
          Collections:                                          $150,764,422.37

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                          $126,222,538.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $126,222,538.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $4,126,917.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $130,349,456.18

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $68,875,000.00

     2.   Required Collateral Invested Amount                    $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $130,349,456.18

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                          $8,137,465.71
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $330,153.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $149,860.52
     9.   Applied to unpaid Monthly Servicing Fee:                $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $392,057.16
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $6,057,061.29

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2768%
          b.   Prior Monthly Period                                     4.0387%
          c.   Second Prior Monthly Period                              4.2507%

     2.   Three Month Average Base Rate                                 4.1888%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



XIX. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series               Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations               Interest               Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            597,216,725.04            500,000,000.00         97,216,725.04
Beginning Adjusted Invested Amount                          N/A            500,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           10,348,412.53              8,663,866.98          1,684,545.55
Collections of Principal Receivables             103,975,463.70             87,050,026.68         16,925,437.02
Defaulted Amount                                   3,399,536.76              2,846,150.00            553,386.76

Ending Invested / Transferor Amounts             594,780,750.80            500,000,000.00         94,780,750.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              2.0275%                   2.2975%               2.8975%
Monthly Interest Due                                 650,489.58                 71,477.78            107,046.53          829,013.89
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   650,489.58                 71,477.78            107,046.53          829,013.89
Investor Default Amount                            2,348,073.75                227,692.00            270,384.25        2,846,150.00
Investor Monthly Fees Due                            687,500.00                 66,666.67             79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                          3,686,063.33                365,836.44            456,597.44        4,508,497.22

Reallocated Investor Finance Charge Collections                                                                        8,663,866.98
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.3340%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   412,500,000.00             40,000,000.00         47,500,000.00      500,000,000.00
Interest Distributions                               650,489.58                 71,477.78            107,046.53          829,013.89
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  650,489.58                 71,477.78            107,046.53          829,013.89
Ending Certificates Balance                      412,500,000.00             40,000,000.00         47,500,000.00      500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.58

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $107,046.53

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $107,046.53

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $7,147,690.26

          a.   Class A Monthly Interest:                            $650,489.58
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $2,348,073.75
          e.   Excess Spread:                                     $4,149,126.93

     2.   Class B Available Funds:                                  $693,109.36

          a.   Class B Monthly Interest:                             $71,477.78
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $621,631.58

     3.   Collateral Available Funds:                               $823,067.36

          a.   Excess Spread:                                       $823,067.36

     4.   Total Excess Spread:                                    $5,593,825.87

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2001-5 Allocable Principal
          Collections:                                          $103,975,463.70

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                           $87,050,026.68

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                   $87,050,026.68

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $2,846,150.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $89,896,176.68

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $47,500,000.00

     2.   Required Collateral Invested Amount                    $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:               $89,896,176.68

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                          $5,593,825.87
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $227,692.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $107,046.53
     9.   Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $270,384.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $4,155,369.76

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.3340%
          b.   Prior Monthly Period                                     4.0958%
          c.   Second Prior Monthly Period                              4.3079%

     2.   Three Month Average Base Rate                                 4.2459%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



XX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations              Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            836,103,415.06            700,000,000.00        136,103,415.06
Beginning Adjusted Invested Amount                          N/A            700,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           14,487,777.54             12,129,413.77          2,358,363.77
Collections of Principal Receivables             145,565,649.18            121,870,037.36         23,695,611.83
Defaulted Amount                                   4,759,351.46              3,984,609.99            774,741.47

Ending Invested / Transferor Amounts             832,693,051.12            700,000,000.00        132,693,051.12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              1.9675%                   2.1975%               2.7975%
Monthly Interest Due                                 883,735.42                 95,713.33            144,692.92        1,124,141.67
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   883,735.42                 95,713.33            144,692.92        1,124,141.67
Investor Default Amount                            3,287,303.24                318,768.80            378,537.95        3,984,609.99
Investor Monthly Fees Due                            962,500.00                 93,333.33            110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                          5,133,538.66                507,815.47            634,064.20        6,275,418.33

Reallocated Investor Finance Charge Collections                                                                       12,129,413.77
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.2661%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   577,500,000.00             56,000,000.00         66,500,000.00      700,000,000.00
Interest Distributions                               883,735.42                 95,713.33            144,692.92        1,124,141.67
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  883,735.42                 95,713.33            144,692.92        1,124,141.67
Ending Certificates Balance                      577,500,000.00             56,000,000.00         66,500,000.00      700,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.53

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.71

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.71

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $144,692.92

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $144,692.92

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $10,006,766.36

          a.   Class A Monthly Interest:                            $883,735.42
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $3,287,303.24
          e.   Excess Spread:                                     $5,835,727.70

     2.   Class B Available Funds:                                  $970,353.10

          a.   Class B Monthly Interest:                             $95,713.33
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $874,639.77

     3.   Collateral Available Funds:                             $1,152,294.31

          a.   Excess Spread:                                     $1,152,294.31

     4.   Total Excess Spread:                                    $7,862,661.78

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2001-6 Allocable Principal
          Collections:                                          $145,565,649.18

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                          $121,870,037.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $121,870,037.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $3,984,609.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $125,854,647.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $66,500,000.00

     2.   Required Collateral Invested Amount                    $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $125,854,647.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                          $7,862,661.78
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $318,768.80
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $144,692.92
     9.   Applied to unpaid Monthly Servicing Fee:                $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $378,537.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $5,853,995.44

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2660%
          b.   Prior Monthly Period                                     4.0279%
          c.   Second Prior Monthly Period                              4.2399%

     2.   Three Month Average Base Rate                                 4.1780%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



XXI. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations              Interest                Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount            776,381,742.56            650,000,000.00        126,381,742.56
Beginning Adjusted Invested Amount                          N/A            650,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           13,452,936.28             11,263,027.07          2,189,909.21
Collections of Principal Receivables             135,168,102.81            113,165,034.69         22,003,068.12
Defaulted Amount                                   4,419,397.79              3,699,994.99            719,402.79

Ending Invested / Transferor Amounts             773,214,976.04            650,000,000.00        123,214,976.04


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon February 15, 2002 to March 14, 2002              1.9675%                   2.2075%               2.7975%
Monthly Interest Due                                 820,611.46                 89,281.11            134,357.71        1,044,250.28
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   820,611.46                 89,281.11            134,357.71        1,044,250.28
Investor Default Amount                            3,052,495.87                295,999.60            351,499.52        3,699,994.99
Investor Monthly Fees Due                            893,750.00                 86,666.67            102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                          4,766,857.33                471,947.38            588,773.90        5,827,578.60

Reallocated Investor Finance Charge Collections                                                                       11,263,027.07
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.2669%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   536,250,000.00             52,000,000.00         61,750,000.00      650,000,000.00
Interest Distributions                               820,611.46                 89,281.11            134,357.71        1,044,250.28
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  820,611.46                 89,281.11            134,357.71        1,044,250.28
Ending Certificates Balance                      536,250,000.00             52,000,000.00         61,750,000.00      650,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.53

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.72

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.72

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $134,357.71

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $134,357.71

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $9,291,997.33

          a.   Class A Monthly Interest:                            $820,611.46
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $3,052,495.87
          e.   Excess Spread:                                     $5,418,890.01

     2.   Class B Available Funds:                                  $901,042.17

          a.   Class B Monthly Interest:                             $89,281.11
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                       $811,761.05

     3.   Collateral Available Funds:                             $1,069,987.57

          a.   Excess Spread:                                     $1,069,987.57

     4.   Total Excess Spread:                                    $7,300,638.63

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2001-7 Allocable Principal
          Collections:                                          $135,168,102.81

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                          $113,165,034.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $113,165,034.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $3,699,994.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $116,865,029.68

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $61,750,000.00

     2.   Required Collateral Invested Amount                    $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $116,865,029.68

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                          $7,300,638.63
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $295,999.60
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $134,357.71
     9.   Applied to unpaid Monthly Servicing Fee:                $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $351,499.52
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $5,435,448.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2669%
          b.   Prior Monthly Period                                     4.0287%
          c.   Second Prior Monthly Period                              4.2407%

     2.   Three Month Average Base Rate                                 4.1788%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                    14.0124%
          c.   Second Prior Monthly Period                             14.7250%

     4.   Three Month Average Series Adjusted Portfolio Yield          14.2980%



XXlI. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations               Interest               Interest
----------------------------------                  -----------            --------------           -----------
Beginning Invested /Transferor Amount          1,098,878,774.08            920,000,000.00        178,878,774.08
Beginning Adjusted Invested Amount                          N/A            920,000,000.00                   N/A
Floating Allocation Percentage                              N/A                  83.7217%              16.2783%
Principal Allocation Percentage                             N/A                  83.7217%              16.2783%
Collections of Finance Chg. Receivables           19,041,079.05             15,941,515.24          3,099,563.81
Collections of Principal Receivables             191,314,853.21            160,172,049.10         31,142,804.11
Defaulted Amount                                   6,255,147.64              5,236,915.99          1,018,231.64

Ending Invested / Transferor Amounts           1,094,396,581.47            920,000,000.00        174,396,581.47


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B             Interest                Total
--------------------------------------                  -------                   -------            ----------               -----

Principal Funding Account                                  0.00                      0.00                  0.00                0.00
Investment Proceeds for Monthly Period                     0.00                      0.00                  0.00                0.00
Reserve Draw Amount                                        0.00                      0.00                  0.00                0.00
Available Reserve Account Amount                           0.00                      0.00                  0.00                0.00
Reserve Account Surplus                                    0.00                      0.00                  0.00                0.00

Coupon  February 15, 2002 to March 14, 2002             1.9600%                   2.2500%               2.9000%
Monthly Interest Due                                 909,113.33                101,200.00            154,892.22        1,165,205.56
Outstanding Monthly Interest Due                           0.00                      0.00                  0.00                0.00
Additional Interest Due                                    0.00                      0.00                  0.00                0.00
Total Interest Due                                   909,113.33                101,200.00            154,892.22        1,165,205.56
Investor Default Amount                            4,320,455.69                418,953.28            497,507.02        5,236,915.99
Investor Monthly Fees Due                          1,265,000.00                122,666.67            145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                          6,494,569.03                642,819.95            798,065.91        7,935,454.88

Reallocated Investor Finance Charge Collections                                                                       15,941,515.24
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.1564%
Base Rate                                                                                                                   4.2739%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions            Class A                   Class B             Interest                Total
--------------------------------------------            -------                   -------            ----------               -----

Beginning Certificates Balance                   759,000,000.00             73,600,000.00         87,400,000.00      920,000,000.00
Interest Distributions                               909,113.33                101,200.00            154,892.22        1,165,205.56
Principal Deposits - Prin. Funding Account                 0.00                      0.00                  0.00                0.00
Principal Distributions                                    0.00                      0.00                  0.00                0.00
Total Distributions                                  909,113.33                101,200.00            154,892.22        1,165,205.56
Ending Certificates Balance                      759,000,000.00             73,600,000.00         87,400,000.00      920,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                $1.20

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                            $1.20

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                    $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                   $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                               $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                   $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                          $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                           $1.38

     2.   Amount of the distribution in
          respect of class B monthly interest:                            $1.38

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                       $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                         $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                   $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                   $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $154,892.22

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $154,892.22

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                            $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                              $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                       $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $13,151,750.07

          a.   Class A Monthly Interest:                            $909,113.33
          b.   Class A Outstanding Monthly Interest:                      $0.00
          c.   Class A Additional Interest:                               $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $4,320,455.69
          e.   Excess Spread:                                     $7,922,181.05

     2.   Class B Available Funds:                                $1,275,321.22

          a.   Class B Monthly Interest:                            $101,200.00
          b.   Class B Outstanding Monthly Interest:                      $0.00
          c.   Class B Additional Interest:                               $0.00
          d.   Excess Spread:                                     $1,174,121.22

     3.   Collateral Available Funds:                             $1,514,443.95

          a.   Excess Spread:                                     $1,514,443.95

     4.   Total Excess Spread:                                   $10,610,746.22

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                             83.7217%

     2.   Series 2002-1 Allocable Principal
          Collections:                                          $191,314,853.21

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                          $160,172,049.10

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                           $0.00

     5.   Item 3 minus item 4:                                  $160,172,049.10

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $5,236,915.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $165,408,965.09

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $87,400,000.00

     2.   Required Collateral Invested Amount                    $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       $0.00

     4.   Treated as Shared Principal Collections:              $165,408,965.09

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         N/A

     3.   Principal Distribution:                                           N/A

     4.   Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                         $10,610,746.22
     2.   Excess Finance Charge Collections:                              $0.00
     3.   Applied to fund Class A Required Amount:                        $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                             $0.00
     5.   Applied to fund Class B overdue Interest:                       $0.00
     6.   Applied to fund Class B Required Amount:                  $418,953.28
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                     $0.00
     8.   Applied to Collateral Monthly Interest:                   $154,892.22
     9.   Applied to unpaid Monthly Servicing Fee:                $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $497,507.02
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                     $0.00
     12.  Deposited to Reserve Account:                                   $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                                $8,006,060.36

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                   4.2739%
          b.   Prior Monthly Period                                         N/A
          c.   Second Prior Monthly Period                                  N/A

     2.   Three Month Average Base Rate                                     N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  14.1564%
          b.   Prior Monthly Period                                         N/A
          c.   Second Prior Monthly Period                                  N/A

     4.   Three Month Average Series Adjusted Portfolio Yield               N/A